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                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) August 6, 2003

                        CONSUMER PORTFOLIO SERVICES, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

         CALIFORNIA                001-14116                     33-0459135
         ----------                ---------                     ----------
(State or Other Jurisdiction       (Commission                  (IRS Employer
     of Incorporation)             File Number)              Identification No.)

                   16355 Laguna Canyon Road, Irvine, CA 92618
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (949) 753-6800

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

          EXHIBIT NUMBER            DESCRIPTION
               99.1                 Earnings Release dated August 6, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On August 6, 2003, the registrant issued an earnings release announcing its financial results for the quarter ended June 30, 2003. A copy of the earnings release is attached as Exhibit 99.1.

Exhibit 99.1 to the report may contain a "non-GAAP financial measure" as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended. The possible non-GAAP financial measure is "managed receivables." This possible non-GAAP financial measure is discussed below, including the most directly comparable financial measure calculated and presented in accordance with Generally Accepted Accounting Principles in the United States ("GAAP"), a reconciliation of managed receivables to the most directly comparable GAAP financial measure, and the reasons why the Company believes the presentation of managed receivables provides useful information to management and to investors. Managed receivables should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.

On page 1 of the earnings release included in Exhibit 99.1, the Company stated that managed receivables were $754.0 million at June 30, 2003. The most directly comparable financial measure calculated and presented in accordance with GAAP to the managed receivables measure is finance receivables on the consolidated balance sheet. The managed receivables measure also includes (i) the finance receivables held by unconsolidated subsidiaries off balance sheet pursuant to statement on financial accounting standards No. 140 and (ii) repossessed vehicles included in other assets in the Company's balance sheet.


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The following table reconciles the Company's finance receivables, prepared on the basis of GAAP, to managed receivables as of June 30, 2003:

                                                                 June 30, 2003
                                                                 (in millions)
Finance receivables per balance sheet                            $       214.8
Finance receivables held by unconsolidated subsidiaries                  537.3
Repossessed vehicles included in other assets per balance sheet            1.9
                                                                 --------------
                                                                 $       754.0
                                                                 ==============

The managed receivables measure is useful to management and investors because it provides a basis for estimating (i) the Company's servicing fee revenue and (ii) the Company's servicing personnel requirements. The managed receivables measure is primarily used by investors and analysts, for those purposes.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     CONSUMER PORTFOLIO SERVICES, INC.

Dated: August 6, 2003                    By: /s/ Charles E. Bradley, Jr.
                                         ---------------------------------------

                                         Charles E. Bradley, Jr.
                                         President and chief
                                         executive officer

                                         Signing on behalf of the registrant
                                         and as principal executive officer


                                  EXHIBIT INDEX

EXHIBIT NUMBER            DESCRIPTION
99.1 Earnings Release dated August 6, 2003